UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-5384

Registrant’s telephone number, including area code

Date of fiscal year end: August 31, 2007

Date of reporting period: February 28, 2007

Item 1.	Report to Stockholders.

Semi-Annual Report

Akros Absolute Return Fund

(AARFX)

February 28, 2007

Investment Advisor

Akros Capital, LLC

230 Park Avenue, 7th Floor

New York, NY 10169

Telephone: 877-257-6748 (877-AKROS 4 U)

Akros Absolute Return Fund

Letter to Shareholders as of February 28, 2007

Dear Shareholders:

We’re pleased to present this Semi-Annual Report for the Akros Absolute Return Fund.

Investment Objective and Principal Investment Strategies

The Akros Absolute Return Fund (AARFX) began on September 30, 2005. The Fund’s investment objective is long-term capital appreciation and income, while seeking to protect principal during unfavorable market conditions. Absolute-return strategies seek positive returns regardless of market conditions. The Akros Absolute Return Fund invests in securities that offer strategic opportunities to employ absolute-return strategies utilizing a variety of publicly and non-publicly traded securities, including companies of any size. The Fund has the flexibility to invest in a range of asset classes and security types. In addition to taking long positions in securities judged to be undervalued, the Fund also takes short positions in securities judged to be overvalued. Long positions benefit from a rise in the underlying security and short positions benefit from a fall in the underlying security, and vice versa.

Performance Through February 28, 2007

For the period from inception on September 30, 2005 through February 28, 2007, the Akros Absolute Return Fund was up 3.13%. Over the same time period, the S&P 500 Index was up 17.64%, the Citigroup 3-Month U.S. Treasury Bill Index was up 6.57%, and the Lipper Specialty Diversified Equity Average was down 0.66%.

For the one year period ending February 28, 2007, the Akros Absolute Return Fund was up 1.86%. Over the same time period, the S&P 500 Index was up 11.97%, the Citigroup 3-Month U.S. Treasury Bill Index was up 4.92%, and the Lipper Specialty Diversified Equity Average was up 3.70%.

For the six-month period ending February 28, 2007, the Akros Absolute Return Fund was up 2.06%. Over the same time period, the S&P 500 Index was up 8.93%, the Citigroup 3-Month U.S. Treasury Bill Index was up 2.49%, and the Lipper Specialty Diversified Equity Average was up 2.72%.

The Gross Expense Ratio, as stated in the December 29, 2006 Prospectus is 10.23%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-257-6748 (877-AKROS 4 U). The Fund imposes a redemption fee of 1.00% on shares held for less the 60 days. The performance data quoted does not reflect the redemption fee. If reflected, total return would be reduced.

All of these figures represent total returns (i.e., with dividends reinvested) and are not annualized.

The Akros Absolute Return Fund’s performance has been modest over the 17 months since inception. This has been primarily due to our unwillingness to aggressively invest in long stock positions. During the entire period that the Fund has been in existence, we’ve felt that stock valuations have been too high overall, and we’ve preferred to offset long positions with short positions and put options. We believe this approach should be rewarded over the longer term. In the meantime, we’ve been satisfied to have generally preserved principal.

Market Overview

In 2006, a healthy appetite for risk among investors – combined with ample liquidity – led global stock prices to their best gains since 2003, marking the fourth year in a row of higher stock prices. Including the first two months of 2007, the current bull market has had the longest march upward without a 10% correction since 1926.

Small-cap stocks have done particularly well, despite the general belief that they are overpriced relative to larger-cap stocks based on most valuation measures. Investors’ concerns about risk seem muted at this point, as evidenced by the exceptionally low levels of implied volatility found in option prices and the performance of many speculative bulletin-board stocks.

The strong markets did much to fuel a binge of mergers and acquisitions, especially by private-equity firms. During 2006, there were $1.56 trillion in deals announced in the U.S. and $3.78 trillion globally, according to Thomson Financial. This was the biggest year since 2000, which marked the high of the last bull market.

Our cautious stance toward equities has limited the Akros Absolute Return Fund’s returns recently. When analyzing the Fund’s performance, it’s important to note that the Fund is not intended to correlate with any stock- market index. In managing the Fund, we seek to deliver solid risk-adjusted returns over a complete market cycle, which typically lasts four to five years. In implementing our absolute-return strategy, we use both long positions and short positions, and a variety of sectors and asset classes.

Also, we want to remind shareholders that we may at times position the Akros Absolute Return Fund to take advantage of what we think may be falling stock prices. We haven’t been significantly net short in the stock market (short positions exceeding long positions) since starting the Fund. But if we find the right short opportunities in excessively overvalued segments of the market, we may make bigger bets on lower stock prices by increasing our short positions and by buying more put options. This type of strategy could allow us to make money during a period of falling stock prices. In summary, the Fund should be viewed as a complement to other strategies you have within your investment portfolio. The Fund will often perform differently from the broad indexes, and in fact may go up when the stock market goes down, and vice versa.

We’ve currently offset a large portion of the Fund’s long positions in public equities with short positions (including the notional value of equity futures). These long and short positions, combined with the Fund’s put-option exposure, give it an approximately market-neutral stance in the near term. But we have some equity private placements in the Fund that we believe offer significant upside potential, especially if stock-market conditions are decent in 2007.

New Investment in Force10 Networks

In December of 2006, the Fund took approximately a 2% position in Force10 Networks, a private company that is the pioneer in resilient Gigabit and 10 Gigabit Ethernet switching and routing. Founded in 1999, Force10 revolutionized networking with the E-Series switch/router – the first product to deliver true line rate 10 Gigabit Ethernet switching and routing. The CEO is a former Cisco executive. Today, Force10 is a global company with offices throughout the U.S., as well as the U.K., the Netherlands, Japan, China and Korea. Among Force10’s customers are world-leading financial institutions, manufacturing organizations, research networks, media companies, search engines, telecommunication carriers and supercomputer clusters. During the past three years, the company has more than doubled its revenue in each year. Force10 did more than $100 million in revenue in 2006 and is expected to do at least $150 to $170 million in revenue in 2007, barring a recession. The pre-raise valuation for the company was less than $450 million.

Looking Ahead

Stock-market returns for the first two months of 2007 have been lackluster, and we believe the rest of the year could very well be a period of greater risk and lower returns than we saw in 2006. Interestingly, the market strategists at the 12 largest Wall Street firms are unanimous in their view for an up market in 2007, although they differ in the magnitude of their predictions. The last time there was this level of bullish unanimity was in 2001, a year that saw the S&P 500 Index drop 13%.

Because the market has gone an extended period of time with no real scares or major corrections, we expect a surprise of some type to eventually shake the confidence of investors. Ned Davis Research has done studies that have shown that long periods of low volatility tend to be bearish. We think the reason why is that low volatility tends to breed complacency where people are willing to take on more and more risk. History has shown that normally there is a cyclical bear market at least once in a four-year cycle. However, Ned Davis has pointed out that after huge bear markets like the ones from 1929 to 1932 and 1973 to 1982, there were bull markets that lasted five years into 1937 and 1987. Both of those bull markets ended in crashes in 1937 and 1987. With a major bear market from 2000 to 2002, we’re now entering that fifth year of a bull market – and 2007 ends in a “7” just like 1937 and 1987. Only time will tell if prudence and caution will pay off in the months ahead.

There are still many structural shortcomings in the market and in the economy, and any catalysts that cause investors to refocus on the risks could lead to an increase in volatility. Reasons that we intend to continue to approach equities with caution can be summarized as follows:

1.	The housing slowdown probably has further to run and should have a negative effect on the overall economy, leading to slower growth in the months ahead. Never has residential-construction spending turned this negative without signaling a recession. Bear Stearns analyst Gyan Sinha noted in a November 14th report that 38% of the most common sub-prime mortgages in 2006 were for the full value of the home, up from 21% in 2004. This tells us that much of the appreciation seen in home prices over the past two years has been the result of very easy money, and probably money that shouldn’t have been lent in the first place. Housing starts are off 35% from the peak. In many parts of the country, prices have appreciated to the point that affordability has become an issue and it’s cheaper to rent than to buy. Until excess inventories of homes get worked off, we’ll probably see a continuation of lackluster new-construction activity. Weakness in existing-home sales and in resale prices tend to play out over years, not months.

2.	The inverted yield curve continues to persist with three-month Treasury bills about 0.4% higher than longer-term 10-year Treasury notes. Historically, this type of yield-curve inversion has led to a recession 80% of the time according to InvesTech Research. InvesTech also noted that the Federal Reserve Bank of New York’s own Treasury Spread model shows a high probability of recession – with only one false signal in the past 45 years. Some might argue that it will be different this time because the Federal Reserve will be quick to cut short-term interest rates at the first sign of economic weakness. The Bank Credit Analyst contends that inverted yield curves are no longer relevant predictors of recessions due to the fact that in more stable economic environments like we’re currently in, investors will accept a smaller yield pickup for longer-duration bonds, and growing pension-fund demand for long-duration fixed-income assets is also supporting long-term bond prices. The way we see it is that even if we don’t get a recession due to the inverted yield curve, we’re still apt to see slower growth, which will increase the risk of being too bullish on the equity markets. And you can’t ignore the large decrease seen in residential-construction spending as discussed above.

3.	Geopolitical risk has certainly not abated, as the debacle in Iraq is apt to create a stronger Iran in the Middle East over the next several years. Given the current leadership in Iran, that will not be positive for the world economy, as continued threats to the oil supply should persist for some time. We believe the risk of terrorism won’t decrease going forward either.

4.	Extraneous shocks to the financial systems should more than likely have amplified effects on the economy, given the deteriorating balance sheets among consumers and the U.S. government. Household debt as a percentage of disposable income has reached record highs. And the U.S. debt as a percentage of GDP has also reached peak levels.

5.	With the Democrats in control of congress and a deteriorating government balance sheet, we believe the seeds have been sown for higher taxes. We expect a run at eliminating the lower tax rates for qualified dividends and at increasing capital-gains taxes, which we think could be negative for the equity markets.

Areas of the stock market that look most interesting to us are selective issues in financials, consumer staples and energy. These sectors should be more defensive than the overall market if we get a steep correction. An inverted or flat yield curve should continue to reduce profits for banks and thrifts, but will probably lead to further consolidation in these industries. Most of the financial stocks that we have purchased (and are considering for purchase) have takeover appeal. It’s possible that the correction in the real-estate market could lead to some loan-quality scares in the financials, so we have to be selective about the individual securities within this sector.

There should also be ample opportunities in energy, which has been one of the top sectors for the past three years in a row. It’s almost unprecedented to be a top performer for four years in a row, so there’s certainly some risk here as energy is a crowded area. However, from a cash-flow-generation perspective and a longer-term positive supply/demand environment, there should be selective opportunities. There were several major takeovers in the energy sector during 2006, and we expect that trend to continue as it becomes increasingly expensive to explore and develop oil and gas fields. The supply/demand imbalance that has led to sharply higher energy prices over the past several years will probably continue for the foreseeable future, interrupted by sharp corrections along the way as economic slowdowns occur. China and India will import substantially more oil in 2007 than last year, which should help create a floor for prices. These two countries accounted for nearly 12% of world oil consumption in 2006, vs. 6% in 1993. There is plenty of room for further growth. For example, Chinese car ownership is only 24 per 1,000 people vs. 480 per 1,000 people in the U.S. Also, OPEC (the Organization of the Petroleum Exporting Countries) seems determined to put a floor of $60 per barrel underneath oil prices. We expect oil to trade between $50 and $70 per barrel in 2007, and we’d likely be buyers of energy stocks at the lower end of the range and sellers at the higher end of the range.

Summary

Since the Akros Absolute Return Fund began, exposure to public equities and the notional value of equity futures has ranged from moderately net long (long positions exceeding short positions) when we were most bullish to approximately market-neutral (long positions roughly equaling short positions) when we were most cautious. Due to the risks described in this letter, we expect the Fund’s exposure to be around the more cautious end of this spectrum in the months ahead. The Fund’s exposure may periodically be net short (short positions exceeding long positions) when our outlook for the market is particularly bearish.

Thank you for your investment in the Akros Absolute Return Fund and for the confidence you’ve placed in us.

Sincerely,

Brady T. Lipp

Portfolio Manager

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 877-257-6748 (877-AKROS4U). Read it carefully before investing.

Please see the Schedule of Investments, the Schedule of Securities Sold Short, the Schedule of Options Written and the Schedule of Open Futures Contracts on pages 10-14 for a complete list of holdings. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Cash-flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Please refer to the prospectus for special risks associated with investing in the Akros Absolute Return Fund, including, but not limited to, risks involved with short selling, futures contracts and options, restricted securities, foreign securities, debt securities and investments in smaller companies.

(4/07)

Akros Absolute Return Fund

Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/06 - 2/28/07).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund within 60 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, 12b-1 fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Akros Absolute Return Fund
	Beginning Account Value 9/1/06	Ending Account Value 2/28/07	Expenses Paid During Period 9/1/06-2/28/07*
Actual**	$1,000.00	$1,020.60	$12.58
Hypothetical (5% return before expenses)***	$1,000.00	$1,012.35	$12.52

*	Expenses are equal to the Fund’s annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.
**	Excluding interest expense and dividends on short positions, your actual cost of investment in the Fund would be $9.97.
***	Excluding dividends on short positions, your hypothetical cost of investment in the Fund would be $9.94.

Akros Absolute Return Fund

Investment Highlights

(Unaudited)

The investment objective of the Fund is long-term capital appreciation and income, while seeking to protect principal during unfavorable market conditions. To achieve its objective, the Advisor will utilize both quantitative and qualitative techniques. The Fund’s sector breakdown at February 28, 2007 is shown below.

Sector Breakdown

% of Net Assets

	Long	Short	Options
Public Equities
Consumer Discretionary	3.36%	-2.09%
Consumer Staples	2.37%	—
Energy	5.42%	-1.07%
Financials	9.16%	-0.76%
Health Care	4.77%	-0.47%
Industrials	1.30%	-1.01%
Information Technology	2.74%	—
Materials	—	-0.90%
Utilities	—	-0.48%

Total Public Equities	29.12%	-6.78%

Exchange-Traded Funds	2.30%	-17.83%
Equity Private Placements	8.42%	—
Put Options Purchased	—	—	0.56%
Fixed Income (Principal-Protected Notes)	2.20%	—
Short-Term Investments	59.91%	—
Warrants	0.30%	—
Other Assets in Excess of Liabilities	21.80%	—
Notional Value of Equity Futures	—	-8.97%*

*	Expressed as a percentage of Net Assets. However, the notional value of equity futures is not included in the calculation of the Fund’s Net Assets.

Total Returns as of February 28, 2007

	Akros Absolute Return Fund	S&P 500 Index	Citigroup 3-Month U.S. Treasury Bill Index	Lipper Specialty Diversified Equity Average
Six Months	2.06%	8.93%	2.49%	2.72%

One Year	1.86%	11.97%	4.92%	3.70%

Average Annual Since Inception (9/30/05)	2.20%	12.18%	4.61%	-0.73%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-257-6748 (877-AKROS 4 U). The Fund imposes a 1% redemption fee on shares held less than 60 days. Performance shown does not reflect the redemption fee. Had the fee been shown, performance would be lower.

Continued

Akros Absolute Return Fund

Investment Highlights (Continued)

(Unaudited)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown on the table assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart below illustrates performance of a hypothetical investment made in the Fund and benchmark indices on inception date. The chart does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index that measures the performance of U.S. Treasury Bills with a maturity of 3 months and excludes commercial paper that may be purchased by accounts invested in this strategy.

The Lipper Specialty Diversified Equity Average represents the average total returns of all of the funds that as of the end of the period, were in the indicated category, as defined by Lipper, Inc.

One cannot invest directly in an index. Sector allocations are subject to change.

*	Inception Date

Akros Absolute Return Fund

Schedule of Investments

February 28, 2007 (Unaudited)

	Shares	Value
COMMON STOCKS 29.12%
Beverages 1.29%
Constellation Brands, Inc.—Class A(a)	1,300	$30,498

Biotechnology 0.80%
Interleukin Genetics, Inc.(a)	3,000	14,850
Sunesis Pharmaceuticals, Inc.(a)	900	3,870

		18,720

Commercial Banks 2.47%
Community Bank Shares of Indiana, Inc.	987	21,704
FNB Financial Services Corp.	300	4,800
HF Financial Corp.	552	10,146
Regions Financial Corp.	600	21,492

		58,142

Computer Facilities Management Services 1.06%
ePlus Inc.(a)	2,331	25,035

Computer Integrated Systems Design 0.79%
Datalink Corp.(a)	2,100	18,491

Distributors 0.53%
Building Materials Holding Corp.	600	12,474

Electronic Equipment & Instruments 0.33%
Ingram Micro Inc.—Class A(a)	400	7,772

Energy Equipment & Services 0.85%
Patterson-UTI Energy, Inc.	900	20,061

Health Care Equipment & Supplies 0.84%
St. Jude Medical, Inc.(a)	500	19,825

Health Care Providers & Services 0.53%
Digital Angel Corp.(a)	5,000	12,450

Insurance 3.59%
American Safety Insurance Holdings, Ltd(a)(b)	1,800	32,760
Aspen Insurance Holdings Ltd.(b)	1,000	26,500
The Travelers Companies, Inc.	500	25,380

		84,640

Media 0.93%
Journal Register Co.	3,100	22,010

Oil & Gas 4.57%
Cimarex Energy Co.	1,300	45,383
Encore Acquisition Co.(a)	1,600	38,832
Energy Partners, Ltd.(a)	600	13,020
The Houston Exploration Co.(a)	200	10,484

		107,719

Pharmaceutical Preparations 0.55%
NexMed, Inc.(a)	10,000	13,000

Pharmaceuticals 2.05%
AstraZeneca PLC—ADR	600	33,678
Wyeth	300	14,676

		48,354

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Schedule of Investments, continued

February 28, 2007 (Unaudited)

	Shares	Value
Publishing & Printing 0.00%
Peoples Educational Holdings, Inc.(a)	19	$57

Racing 0.94%
Canterbury Park Holding Corp.	1,600	22,080

Real Estate Investment Trust 0.85%
Investors Real Estate Trust	2,000	20,100

Road & Rail 1.30%
Canadian National Railway Co.(b)	700	30,597

Semiconductor 0.57%
FSI International, Inc.(a)	2,600	13,312

Specialty Retail 0.96%
Foot Locker, Inc.	1,000	22,720

Thrifts & Mortgage Finance 2.25%
First Bancorp of Indiana, Inc.	559	10,369
Wells Financial Corp.	1,500	42,675

		53,044

Tobacco 1.07%
Altria Group, Inc.	300	25,284

TOTAL COMMON STOCKS (Cost $720,955)		686,385

EXCHANGE-TRADED FUND 2.29%
iShares Lehman 20+ Year Treasury Bond Fund	600	54,090

TOTAL EXCHANGE-TRADED FUND (Cost $52,230)		54,090

PRINCIPAL-PROTECTED NOTES 2.20%
Financials
Citigroup Funding, Inc. Asian Currency Principal-Protected Notes(a)	2,200	21,824
Citigroup Global Markets Holdings, Inc. Principal-Protected Notes—Asian Currency(a)	3,100	30,101

TOTAL PRINCIPAL-PROTECTED NOTES (Cost $51,092)		51,925

PRIVATE PLACEMENTS 8.42%
Bauer Private Equity Fund III, LLC (Alien Technology)(a)(c)(d)	23,397	38,979
Bauer Private Equity Fund IV, LLC (Alien Technology)(a)(c)(d)	2,579	12,898
Force 10 Private Placement(a)(c)(d)	46,253	50,000
Raza Microelectronics, Inc.(a)(c)(d)	65,000	96,525

TOTAL PRIVATE PLACEMENTS (Cost $256,593)		198,402

	Contracts	Value
PUT OPTIONS PURCHASED 0.56%
Standard and Poor’s 500 Index:
Expiration: March, 2007, Exercise Price: $1,280.00	1	115
Standard and Poor’s 500 Index:
Expiration: March, 2007, Exercise Price: $1,325.00	1	200
Standard and Poor’s 500 Index:
Expiration: March, 2007, Exercise Price: $1,330.00	2	560
Standard and Poor’s 500 Index:
Expiration: June, 2007, Exercise Price: $1,375.00	5	12,250

TOTAL PUT OPTIONS PURCHASED (Cost $17,980)		13,125

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Schedule of Investments, continued

February 28, 2007 (Unaudited)

	Shares	Value
WARRANTS 0.30%
Alien Technology(a)(c)(d):
Expiration: October 2013, Exercise Price: $7.50
(Acquired 10/23/2006, Cost $0)	2,579	$7,104

TOTAL WARRANTS (Cost $0)		7,104

SHORT TERM INVESTMENT 59.91%
Investment Company
AIM STIC-STIC Prime Portfolio—Investor Class	1,412,026	1,412,026

TOTAL SHORT TERM INVESTMENT (Cost $1,412,026)		1,412,026

TOTAL INVESTMENTS (Cost $2,510,876) 102.80%		2,423,057
Liabilities in Excess of Other Assets (2.80)%		(66,049)

TOTAL NET ASSETS 100.00%		$2,357,008

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non Income Producing
(b)	Foreign Issued Security
(c)	Security Fair Valued in accordance with procedures approved by the Board of Trustees
(d)	Restricted Security

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Schedule of Securities Sold Short

February 28, 2007 (Unaudited)

	Shares	Value
COMMON STOCKS 6.77%
Automobiles 0.41%
General Motors Corp.	300	$9,576

Capital Markets 0.30%
Harris & Harris Group, Inc.(a)	600	7,200

Chemicals 0.90%
Ecolab, Inc.	500	21,150

Electrical Equipment 1.01%
GrafTech International Ltd.(a)	3,000	23,700

Health Care Equipment & Supplies 0.47%
SurModics, Inc.(a)	300	11,103

Hotel Restaurants & Leisure 0.81%
LIFE TIME FITNESS, Inc.(a)	400	19,120

Oil & Gas 1.07%
Kinder Morgan Energy Partners, L.P.	500	25,335

Specialty Retail 0.87%
Gander Mountain Co.(a)	2,000	20,460

Thrifts & Mortgage Finance 0.45%
Wauwatosa Holdings, Inc.(a)	600	10,626

Utilities 0.48%
United Utilities PLC—ADR	400	11,440

TOTAL COMMON STOCKS (Proceeds $159,479)		159,710

EXCHANGE-TRADED FUNDS 17.83%
iShares Dow Jones U.S. Real Estate Index Fund	1,000	88,130
iShares S&P SmallCap 600 Index Fund	1,000	66,880
Midcap SPDR Trust Series 1	1,000	153,150
SPDR S&P Homebuilders ETF	1,200	42,804
Utilities Select Sector SPDR Fund	1,800	69,210

TOTAL EXCHANGE-TRADED FUNDS (Proceeds $388,867)		420,174

TOTAL SECURITIES SOLD SHORT (Proceeds $548,346) 24.60%		$579,884

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non Income Producing

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Schedule of Open Futures Contracts

February 28, 2007 (Unaudited)

Description	Number of Contracts Sold Short	Contract Value	Settlement Month	Unrealized Appreciation
Standard and Poor’s 500 Index March 2007 Mini Futures	3	$211,335	March 2007	$4,090

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Statement of Assets and Liabilities

February 28, 2007 (Unaudited)
Assets
Investments, at value (cost $2,510,876)	$2,423,057
Receivable for investments sold	18,728
Receivable for capital shares sold	40
Deposits for short sales at broker	34,027
Deposits for futures at broker	670
Receivable from broker for proceeds on securities sold short	548,346
Dividends and interest receivable	6,257
Receivable from Advisor	9,797
Other assets	3,877

Total Assets	3,044,799

Liabilities
Securities sold short, at value (proceeds $548,346)	579,884
Payable to broker for options purchased	17,980
Payable for investments purchased	60,663
Payable to affiliates	11,829
Payable for distribution fees	855
Payable for shareholder servicing fees	2,192
Accrued expenses	14,388

Total Liabilities	687,791

Net Assets	$2,357,008

Net assets consist of:
Paid-in capital	$2,408,885
Undistributed net investment income	18,248
Undistributed net realized gain	45,142
Investments	(87,819)
Short positions	(31,538)
Futures contracts	4,090

Net Assets	$2,357,008

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	242,916

Net asset value, redemption price and offering price per share	$9.70

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Statement of Operations

For the Six Months Ended February 28, 2007 (Unaudited)

Investment Income
Interest income	$40,093
Dividend income(1)	6,667

Total Investment Income	46,760

Expenses
Administration fees	15,322
Fund accounting fees	13,854
Transfer agent fees and expenses	12,122
Advisory fees	11,158
Audit and tax fees	11,155
Reports to shareholders	5,209
Custody fees	5,084
Legal fees	5,018
Federal and state registration fees	4,469
Distribution fees	2,789
Trustees’ fees and related expenses	1,588
Shareholder servicing fees	1,116
Other expenses	3,508

Total Expenses Before Interest Expense & Dividends On Short Positions	92,392
Interest expense	1,630
Dividends on short positions	4,163
Less waivers and reimbursement by Advisor	(70,188)

Net Expenses	27,997

Net Investment Income	18,763

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	95,704
Short positions	(11,331)
Written options	5,310
Futures contracts	(54,970)
Change in net unrealized appreciation/depreciation on:
Investments	(10,394)
Short positions	(19,532)
Written options	(4,340)
Futures contracts	31,390

Net Realized and Unrealized Gain on Investments	31,837

Net Increase In Net Assets From Operations	$50,600

(1)	Net of $115 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Statements of Changes in Net Assets
	Six Months Ended February 28, 2007 (Unaudited)	Period Ended August 31, 2006(1)
From Operations
Net investment income	$18,763	$26,487
Net realized gain (loss) on:
Investments	95,704	109,408
Short positions	(11,331)	1,666
Written options	5,310	813
Futures contracts	(54,970)	(3,307)
Change in net unrealized appreciation/depreciation on:
Investments	(10,394)	(77,425)
Short positions	(19,532)	(12,006)
Written options	(4,340)	4,340
Futures contracts	31,390	(27,300)

Net increase in net assets from operations	50,600	22,676

From Distributions
Net investment income	(22,902)	(2,574)
Net realized gain on investments	(96,945)	(2,732)

Net decrease in net assets resulting from distributions paid	(119,847)	(5,306)

From Capital Share Transactions
Proceeds from shares sold	355,504	2,170,287
Net asset value of shares issued in reinvestment of distributions to shareholders	80,535	3,604
Payments for shares redeemed	(200,025)	(1,020)

Net increase in net assets from capital share transactions	236,014	2,172,871

Total Increase in Net Assets	166,767	2,190,241

Net Assets:
Beginning of period	2,190,241	—

End of period	$2,357,008	$2,190,241

Undistributed Net Investment Income	$18,249	$22,387

(1)	Fund commenced operations on September 30, 2005.

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Financial Highlights
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended February 28, 2007 (Unaudited)	Period Ended August 31 2006(1)
Net Asset Value, Beginning of Period	$10.07	$10.00

Income (loss) from investment operations:
Net investment income	0.08 (2)	0.12
Net realized and unrealized loss on investments	0.12	(0.01)

Total from investment operations	0.20	0.11

Less distributions paid:
From net investment income	(0.11)	(0.02)
From net realized gain on investments	(0.46)	(0.02)

Total distributions paid	(0.57)	(0.04)

Net Asset Value, End of Period	$9.70	$10.07

Total Return(3)	2.06%	1.05%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$2,357	$2,190
Ratio of expenses to average net assets:
Before waiver and expense reimbursement(4)(5)	8.80%	10.36%
After waiver and expense reimbursement(4)(5)	2.51%	2.12%
Ratio of net investment income (loss) to average net assets:
Before waiver and expense reimbursement(5)(6)	(4.61)%	(6.55)%
After waiver and expense reimbursement(5)(6)	1.68%	1.69%
Portfolio turnover rate(3)	168.40%	364.47%

(1)	Fund commenced operations on September 30, 2005.
(2)	Per share net investment income was calculated prior to tax adjustments.
(3)	Not annualized.
(4)

The ratio of expenses to average net assets includes dividends on short positions and interest expense. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions and interest expense were 8.28% and 1.99%, and 10.23% and 1.99%, for the periods ended February 28, 2007 and August 31, 2006, respectively.

(5)	Annualized.
(6)	The net investment income (loss) ratios include dividends on short positions.

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Notes to Financial Statements

February 28, 2007 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Akros Absolute Return Fund (the “Fund”) represents a distinct, diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation and income, while seeking to protect principal during unfavorable market conditions. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund became effective and commenced operations on September 30, 2005. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Akros Capital, LLC (the “Advisor”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded. Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day. Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day. When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board of Trustees will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s Valuation Committee.

(b)	Restricted Securities

The following investments, the sale of which are restricted, have been valued under procedures adopted by the Board of Trustees respectively, after considering certain pertinent factors. These factors include but are not limited to pending transactions (such as an initial public offering and recent purchases or sales of the security or other securities of the issuer), cost at the date of purchase, liquidity of the market, and interest rates. No actively quoted market price exists for these investments. The aggregate market value of restricted securities is $205,506 which constitutes 8.7% of net assets of the Fund. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

Akros Absolute Return Fund

Notes to Financial Statements, Continued

February 28, 2007 (Unaudited)

Security	Shares	Price per Share	Acquisition Date	Cost	Market Value
Bauer Private Equity III, LLC (Alien Technology) Common Stock	23,397	$1.6660	January 6, 2006	$99,750.00	38,979
Bauer Private Equity IV, LLC (Alien Technology) Common Stock	2,579	$5.0000	October 25, 2006	$10,318.00	12,897
Raza Microelectronics Common Stock	65,000	$1.4850	July 5, 2006	$96,525.00	96,525
Force 10 Network Common Stock	46,253	$1.0810	December 13, 2006	$50,000.00	50,000
Alien Technology Warrants	2,579	$—	October 25, 2006	$—	7,105

(c)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(d)	New Accounting Pronouncement

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. To the extent that a tax benefit of a position is not deemed to meet the more-likely-than-not threshold, the Fund would report an income tax expense in the statement of operations. The adoption of FIN 48 is required for the last net asset value calculation in the first financial statement reporting period for fiscal years beginning after December 15, 2006. The Fund will apply FIN 48 to all open tax years on the date of adoption. At this time, management is evaluating the implications of FIN 48 and its impact on the Fund’s financial statements has not yet been determined.

In September 2006, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the implications of SFAS No. 157, and its impact on the financial statements has not yet been determined.

(e)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(f)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Akros Absolute Return Fund

Notes to Financial Statements, Continued

February 28, 2007 (Unaudited)

(g)	Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short. The Fund’s receivable for proceeds on securities sold short is with one major security dealer. The Fund does not require this broker to maintain collateral in support of the receivable for proceeds on securities sold short.

(h)	Options

The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. An option that is purchased by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the quoted bid price. If an options exchange closes after the time at which the Fund’s net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.

Akros Absolute Return Fund

Notes to Financial Statements, Continued

February 28, 2007 (Unaudited)

Transactions in options written during the period ended February 28, 2007 were as follows:

	Call Options		Put Options
	Contracts	Premiums	Contracts	Premiums
Outstanding, beginning of period	36	$6,840	3	$270
Options written	13	1,775	—	—
Options terminated in closing transactions
Options exercised	23	3,305	3	270
Options expired	26	5,310	—	—

Outstanding, end of period	—	$0	—	$0

(i)	Futures

The Fund may enter into futures contracts traded on domestic stock exchanges, including stock index futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments; 2) the possible absence of a liquid secondary market for any particular instrument at any time.

(j)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 1.00% redemption fee on shares held less than 60 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation. There were no redemption fees charged during the period for the Fund.

(k)	Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Akros Absolute Return Fund

Notes to Financial Statements, Continued

February 28, 2007 (Unaudited)

(l)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid during the six months ended February 28, 2007 and the period ended August 31, 2006 were as follows:

	Six Months Ended February 28, 2007	Period Ended August 31, 2006
Ordinary Income	$119,847	$5,306

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either temporary or permanent in nature.

As of August 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$1,741,546

Gross tax unrealized appreciation	33,147
Gross tax unrealized depreciation	(111,087)

Net tax unrealized depreciation	(77,940)

Undistributed ordinary income	119,846
Undistributed long-term capital gain	—

Total distributable earnings	119,846

Other accumulated losses	(24,536)

Total accumulated earnings	$17,370

The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the investment in certain debt instruments.

At August 31, 2006 the Fund had a post-October capital loss of $24,035.

(4)	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Advisor has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses through September 30, 2006, and shall continue thereafter at the discretion of the Board of Trustees to the extent necessary to ensure that the Fund’s operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, dividends and interest on short positions, expenses incurred in connection with any merger or reorganization and extraordinary items) do not exceed 1.99% of the Fund’s average daily net assets. For the period ended February 28, 2007, expenses of $70,188 were reimbursed by the Advisor in the Fund. Any such waiver or reimbursement is subject to later adjustment to

Akros Absolute Return Fund

Notes to Financial Statements, Continued

February 28, 2007 (Unaudited)

allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund’s expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring in:

2009	$129,285
2010	$70,188

(5)	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets for services to prospective Fund shareholders and distribution of Fund shares. During the period ended February 28, 2007, the Fund accrued expenses of $2,789 pursuant to the 12b-1 Plan.

The Trust has also adopted a Shareholder Services Agreement with the Advisor, under which the Advisor and other third parties provide certain services to existing shareholders. The Advisor receives an annual fee of 0.10% of the Fund’s average daily net assets. During the period ended February 28, 2007, the Fund accrued expenses of $1,116 under this plan.

(6)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. This same Trustee is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Period Ended February 28, 2007	Period Ended August 31, 2006(1)
Shares sold	36,776	217,254
Shares issued to holders in reinvestment of distributions	8,486	365
Shares redeemed	(19,863)	(102)

Net increase	25,399	217,517

(1)	The Fund commenced operations on September 30, 2005.

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period ended February 28, 2007, were $1,698,064 and $1,847,610, respectively. For the period ended February 28, 2007, there were no purchases or sales of U.S. Government securities for the Fund.

Akros Absolute Return Fund

Additional Information

(Unaudited)

Tax Information

The Fund designates 8.32% of its ordinary income distribution for the period ended August 31, 2006, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the period ended August 31, 2006, 5.1% of the dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

Additional Information Applicable to Foreign Shareholders only:

The Fund hereby designates 26.06% of its ordinary income distributions for the fiscal period ended August 31, 2006 as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

The Fund hereby designates 51.49% of its ordinary income distributions during the fiscal period ended August 31, 2006 as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c).

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in the annual report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Akros Absolute Return Fund has adopted proxy voting policies and procedures that delegate to Akros Capital, LLC, the Fund’s investment advisor (the “Advisor”), the authority to vote proxies. A description of the Akros Absolute Return Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 877-257-6748 (877-AKROS 4 U). A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 are available without charge, upon request, by calling toll free, 877-257-6748 (877-AKROS 4 U), or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 202-551-8090 (direct) or 800-SEC-0330 (general SEC number).

Akros Absolute Return Fund

Investment Advisor	Akros Capital, LLC 230 Park Avenue 7th Floor New York, NY 10169

Legal Counsel	Godfrey & Kahn, S.C. 780 North Water Street Milwaukee, WI 53202

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 555 East Wells Street Milwaukee, WI 53202

Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

Custodian	U.S. Bank, N.A. Custody Operations 1555 North RiverCenter Drive Suite 302 Milwaukee, WI 53212

Distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202

Item 2.	Code of Ethics.

Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer has concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Professional Managers

By	/s/ Joseph Neuberger
Joseph Neuberger, President and Treasurer

Date	May 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By	/s/ Joseph Neuberger
Joseph Neuberger, President and Treasurer

Date	May 9, 2007